Income Taxes (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Income Taxes
Statutory federal income tax rate (as a percent)	34.00%
Reconciliation between the statutory federal income tax rate and the effective tax rate on income from continuing operations
Expected income tax expense at federal tax rate	$ 3,786	$ 1,450
State tax, net of federal tax benefit	379	359
Non-taxable BOLI income	(150)	(153)
Low-income housing tax credit	(118)	(118)
Other	98	41
Total tax provision	$ 3,995	$ 1,579